Putnam
Pennsylvania
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

While we are pleased to report positive results for Putnam Pennsylvania Tax Exempt Income Fund for the fiscal year ended May 31, 2003, your fund underperformed both its benchmark and its Lipper peer group average during the period. Details of these results can be found on page 8.

Significant declines in state and local tax revenues, accompanied by credit rating downgrades of both municipalities and the corporate beneficiaries of industrial development bonds, continued to plague the municipal bond market. The market was further tested as it faced the challenge of digesting a record level of new issuance during the period. In the following report, your fund's management team discusses performance and strategy in detail and provides its view of prospects for the fiscal year that has just begun.

In bringing you this news of your fund's performance, we would also like to take the opportunity to tell you how much we appreciate your confidence in Putnam. We will continue to do our utmost to deliver the best possible results for your fund.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Pennsylvania Tax Exempt Income Fund's total return for the fiscal year ended May 31, 2003, was 8.98% for class A shares at net asset value and 3.86% at public offering price.

* Due to differences in portfolio credit quality, the fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 10.36% for the period.

* The fund also underperformed the average for its Lipper category, Pennsylvania Municipal Debt Funds, which was 9.29% for the period, because of the performance of holdings with lower credit quality.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's fiscal year, which ended May 31, 2003, was generally positive for fixed-income markets. The first half of the fiscal year was marked by a flight to quality, as bonds with high credit quality outperformed. In the second half of the fiscal year, difficulties emerged in several sectors and the performance of municipal bonds was less robust in spite of a continuing decline in interest rates.

While the fund had a strong absolute return at net asset value, it unfortunately underperformed its benchmark index and Lipper category during the period. We attribute this outcome to the performance of fund holdings with lower credit ratings, which were at a disadvantage especially during the flight to quality early in the period. Also, while the fund's interest-rate positioning was generally favorable, we did not seek to take advantage of the rally in bond yields in an aggressive manner because we were concerned about a possible rise in interest rates.

Fund Profile

Putnam Pennsylvania Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and Pennsylvania state personal income taxes as Putnam Management believes to be consistent with the preservation of capital. It may be suitable for Pennsylvania investors seeking tax-free income through a diversified portfolio of municipal bonds.


* MARKET OVERVIEW

The first half of the fiscal year was generally positive for the municipal bond market. In an environment marked by earnings disappointments, economic weakness, and numerous allegations of corporate malfeasance, investors sought the relative safety of high-quality bonds. Increased demand for bonds pushed their prices higher, and many of your fund's holdings benefited.

In the second half of the fiscal year, several factors tempered municipal bond performance, including significant declines in tax revenues and subsequent downgrades in municipalities' credit quality. United Airlines, which had provided credit backing for several municipal bond issues, filed for bankruptcy, as had US Airways in the months before. In late April, American Airlines narrowly avoided a similar fate. Various segments of the electric power sector were under duress as well. These difficulties put pressure on industrial development bonds
(IDBs), which are issued by municipalities but backed by companies benefiting from the financing. Lastly, over $357 billion in municipal bonds was issued in 2002 -- an all-time record. In 2003, supply continues to swell, and is on track to exceed the previous year's record. These factors had a dampening effect on municipal bond prices.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/03

Bonds

Lehman Municipal Bond Index                                     10.36%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                     11.58%
-----------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity government bonds)                        10.16%
-----------------------------------------------------------------------
Citigroup World Government Bond Index                           24.14%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad stock market)                              -8.06%
-----------------------------------------------------------------------
Russell 2000 Index (small- and midsize-company stocks)          -8.18%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks)                         -12.30%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/03.


* STRATEGY OVERVIEW

Interest-rate sensitivity is an important consideration in the management of bond portfolios. Duration is an investment term for measuring this interest-rate sensitivity and can be calculated from bond coupon rates and maturities. During the summer of 2002, we began implementing a defensive strategy (shorter duration, less sensitivity) in anticipation of rising interest rates. When interest rates rose in October, we returned to a more neutral duration as the outlook for growth in the economy was less clear. However, this positioning still limited upside potential when the market rallied again in May. As the period ended, we believed interest rates were unsustainably low and began to shift the portfolio back toward a more defensive position.

In the early months of calendar-year 2003, we established a cross-market arbitrage position to take advantage of the fact that tax-exempt municipal bonds offered investors almost the same yield as comparable Treasury bonds. We bought intermediate-term municipal bonds and shorted 10-year U.S. Treasury futures contracts. Our thesis was that if interest rates should rise (causing bond prices to fall), the fund could have a loss on the bonds, and yet, potential gains on the futures contracts could more than compensate for the loss. On the other hand, if rates should fall (causing bond prices to rise), a loss on the futures contracts could be mitigated by a gain on the bonds. We have seen the latter scenario begin to develop as municipal bonds appreciated during the second half of the period.


[GRAPHIC OMITTED: vertical bar chart THE FUND'S MATURITY AND DURATION COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED*

                                       as of 11/30/02       as of 5/31/03

Average effective maturity in years         10.5                 8.0

Duration in years                            6.7                 5.7

Footnote reads:
*Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


* HOW FUND HOLDINGS/SECTOR ALLOCATIONS AFFECTED PERFORMANCE

Your fund invests in a broad variety of Pennsylvania tax-exempt bonds to provide general exposure to this market. Currently, the fund's largest weightings are in Aaa/AAA and Baa/BBB bonds, the highest and lowest tiers within the investment-grade sector, respectively. During the fiscal year, the Aaa/AAA-rated bonds had the best results. We maintained a small overweight to zero-coupon, insured Aaa/AAA bonds, which performed well as rates fell. Examples of these holdings include three zero coupon general obligation bonds issued by the Canon McMillan School District, rated Aaa by Moody's and maturing in 2017, 2018, and 2019.

While high-quality bonds performed well, the fund's significant weighting in Baa/BBB bonds contributed to the fund's underperformance in the period. Below-investment-grade holdings also lagged. The fund owns a small airline-backed IDB issued for American Airlines by the Puerto Rico Port Authority, with a coupon of 6.25% and maturing in 2026. American Airlines' business difficulties hurt the performance of this issue and its credit rating has been reduced to Caa2 by Moody's and CC by Standard & Poor's. Another Puerto Rico bond also had poor results -- a Children's Trust Fund Tobacco Settlement Revenue Bond, which has a 5.375% coupon and an A- rating, maturing in 2033.

Overall, we continue to approach tobacco settlement bonds with caution, as we have in the past. These bonds are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. Since they are subject to special risks, they generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in tobacco settlement bonds is the possibility that interest payments could be affected by further litigation against the tobacco industry. Furthermore, if the supply of tobacco settlement bonds exceeds demand, the value of the bonds could drop.

The fund owned one security that fell into significant fundamental difficulty. Revenue bonds issued by the Dauphin County General Authority paying a 6% coupon and due to mature in 2025, were originally issued to finance an office building and parking lot. When a major tenant moved out of the building, it cut into both rent and parking income. The issue is now rated CCC by our internal research team. The bond declined significantly in value during the period.

We made some trades to improve the portfolio's credit quality. We reduced the fund's position in two health-care bonds because the health-care sector in Pennsylvania has been under pressure. We sold part of our holding in a bond issued by Allentown Hospital Authority for Sacred Heart Hospital, which was rated Baa3 by Moody's. We also sold part of a bond issued by Delaware County Hospital Authority for Crozer-Chester Medical Center rated Baa2 by Moody's, with a 5.3% coupon and maturing in 2027.

We added positions in higher-rated bonds in sectors we considered more attractive. One addition was a bond issued by the Pennsylvania State Higher Education Facilities Authority for Drexel University, rated A2 by S&P, with a 5.5% coupon, and maturing in 2012. Drexel has a large endowment and strong growth in enrollment. We also bought a transportation issue from the Delaware River Joint Tollbridge Commission rated A2 by Moody's with a 5.25% coupon and maturing in 2020. This commission collects tolls on seven bridges, giving it a solid revenue stream.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 52.8%

Aa/AA -- 2.4%

A -- 8.5%

Baa/BBB -- 31.5%

Ba/BB -- 2.5%

B and lower -- 0.7%

Other (VMIG1) -- 1.6%

Footnote reads:
*As a percentage of market value as of 5/31/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. Investors have shifted their focus toward the prospects of an economic recovery. While serious issues remain, the level of uncertainty in the world has eased a bit, though we expect continued volatility. Further, we expect that market yields will move higher in the near term as a weakening dollar, Federal Reserve Board policy, the recently enacted tax cut package, and growing federal budget deficits take effect.

Municipal budgets will continue to face significant pressures in the months ahead. Governments will wrangle with costly home-front protection measures while pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery, so we expect municipal credit quality to remain fragile for some time. Pennsylvania has one of the healthier economies in the nation, which has helped its budget picture. The state is not overly dependent on any one economic sector, which has helped keep revenues relatively stable, although the health-care sector has some risks that we are monitoring.

Over the next few months, we believe the ratio of municipal bond yields to comparable Treasury yields is likely to return to more normal levels. Accordingly, we will look for opportunities to reduce our cross-market arbitrage position (by selling municipal bonds to cover buying back the Treasury futures contracts) and we believe that the fund will profit from the transactions. In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. With credit spreads remaining very generous, we believe credit risk is worth taking in moderate amounts. We believe municipal bonds could perform well relative to other fixed-income sectors, because demand for the bonds is firm and supply should moderate as rates move higher.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 5/31/03

                      Class A           Class B          Class M
(inception dates)    (7/21/89)         (7/15/93)         (7/3/95)
                    NAV     POP       NAV    CDSC       NAV    POP
-------------------------------------------------------------------------
1 year             8.98%   3.86%     8.29%   3.29%     8.78%  5.24%
-------------------------------------------------------------------------
5 years           27.34   21.33     23.27   21.32     25.58  21.48
Annual average     4.95    3.94      4.27    3.94      4.66   3.97
-------------------------------------------------------------------------
10 years          73.71   65.53     62.06   62.06     68.55  63.16
Annual average     5.68    5.17      4.95    4.95      5.36   5.02
-------------------------------------------------------------------------
Annual average
(life of fund)     6.78    6.41      6.00    6.00      6.40   6.15
-------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/03

                                                                Lipper
                                                             Pennsylvania
                                          Lehman            Municipal Debt
                                      Municipal Funds          category
                                         Bond Index            average*
-------------------------------------------------------------------------------
1 year                                    10.36%                 9.29%
-------------------------------------------------------------------------------
5 years                                   36.79                 27.77
Annual average                             6.47                  5.02
-------------------------------------------------------------------------------
10 years                                  89.42                 73.17
Annual average                             6.60                  5.63
-------------------------------------------------------------------------------
Annual average
(life of fund)                             7.44                  6.74
-------------------------------------------------------------------------------

*Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 5/31/03, there were 62, 58, and 30 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/93

                 Fund's class A   Lehman Municipal
Date              shares at POP      Bond Index

5/31/93              9,525             10,000
5/31/94              9,732             10,247
5/31/95             10,580             11,180
5/31/96             11,093             11,691
5/31/97             12,051             12,659
5/31/98             12,999             13,847
5/31/99             13,246             14,494
5/31/00             13,039             14,370
5/31/01             14,304             16,114
5/31/02             15,291             17,163
5/31/03            $16,553            $18,942

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,206 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,855 ($16,316 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/03

                           Class A         Class B         Class M
-------------------------------------------------------------------------------
Distributions
(number)                     12              12              12
-------------------------------------------------------------------------------
Income 1                 $0.421361       $0.362104       $0.394518
-------------------------------------------------------------------------------
Capital gains 1              --              --              --
-------------------------------------------------------------------------------
  Total                  $0.421361       $0.362104       $0.394518
-------------------------------------------------------------------------------
Share value:           NAV       POP        NAV        NAV       POP
-------------------------------------------------------------------------------
5/31/02               $8.91     $9.35      $8.90      $8.91     $9.21
-------------------------------------------------------------------------------
5/31/03                9.27      9.73       9.26       9.28      9.59
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                 4.38%     4.18%      3.74%      4.08%     3.95%
-------------------------------------------------------------------------------
Taxable
equivalent 3           6.93      6.62       5.92       6.46      6.25
-------------------------------------------------------------------------------
Current
30-day SEC
yield 4                3.51      3.34       2.87       3.21      3.10
-------------------------------------------------------------------------------
Taxable
equivalent 3          5.56       5.29       4.54       5.08      4.91
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 36.82% federal and Pennsylvania state combined tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                           Class A          Class B         Class M
(inception dates)         (7/21/89)        (7/15/93)        (7/3/95)
                         NAV     POP      NAV    CDSC      NAV    POP
-------------------------------------------------------------------------------
1 year                  7.87%   2.70%    7.05%   2.05%    7.42%  3.94%
-------------------------------------------------------------------------------
5 years                26.71   20.73    22.66   20.72    24.69  20.62
Annual average          4.85    3.84     4.17    3.84     4.51   3.82
-------------------------------------------------------------------------------
10 years               71.12   62.96    59.74   59.74    65.84  60.41
Annual average          5.52    5.00     4.80    4.80     5.19   4.84
-------------------------------------------------------------------------------
Annual average
(life of fund)          6.73    6.36     5.95    5.95     6.34   6.09
-------------------------------------------------------------------------------

See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

S&P 500 Index is an unmanaged index of common stock  performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Pennsylvania Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Pennsylvania Tax Exempt Income Fund (the "fund") at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2003



THE FUND'S PORTFOLIO
May 31, 2003

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
Radian Insd.        -- Radian Group Insured
VRDN                -- Variable Rate Demand Notes
XLCA                -- XL Capital Assurance

MUNICIPAL BONDS AND NOTES (99.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Pennsylvania (92.4%)
-------------------------------------------------------------------------------------------------------------------
         $3,000,000 Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                    (Robert Morris College), Ser. A, 6 1/4s, 2/15/26                      Baa3           $3,165,000
                    Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
          2,450,000 (Children's Hosp.), MBIA, 5 3/8s, 7/1/17 (SEG)                        Aaa             2,903,250
          2,450,000 (South Hills Hlth.), 5 1/8s, 5/1/25                                   Baa1            2,140,688
                    Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
          1,580,000 (Med. Ctr. ), FHA Insd., 6 3/4s, 2/1/26                               AAA             1,582,259
          3,305,000 (Env. Impt. - USX Corp.), 6s, 1/15/14                                 Baa1            3,503,300
          1,000,000 (Env. Impt. - USX Corp.), Ser. A, 5.6s, 9/1/30                        Baa1            1,017,500
          2,000,000 Allegheny Cnty., Redev. Auth. Tax Increment Rev.
                    Bonds (Waterfront Project), Ser. B, 6.4s, 12/15/18                    BBB/P           2,265,000
          2,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bonds, MBIA,
                    5 1/2s, 12/1/30                                                       Aaa             2,202,500
          5,650,000 Allentown, Hosp. Auth. Rev. Bonds (Sacred
                    Heart Hosp.), Ser. A, 6 3/4s, 11/15/14                                Baa3            5,657,063
          1,000,000 Bethlehem, Wtr. Auth. Rev. Bonds, FSA,
                    zero %, 11/15/22                                                      Aaa               402,500
          1,200,000 Blair Cnty., Indl. Dev. Auth. Rev. Bonds (Village at
                    PA State Project), Ser. A, 7s, 1/1/34                                 BB-/P           1,249,500
                    Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
          1,000,000 (Pennswood Village), 6s, 10/1/34                                      BBB+            1,053,750
          1,000,000 AMBAC, 5 1/2s, 9/15/17                                                Aaa             1,143,750
          2,500,000 Bucks Cnty., Indl. Dev. Auth. Solid Waste Mandatory
                    Put Bonds (Waste Mgmt., Inc. Project), 4.9s, 12/1/22                  BBB             2,546,875
          1,450,000 Bucks Cnty., Wtr. & Swr. Auth. Rev. Bonds, AMBAC,
                    5 1/4s, 12/1/12                                                       AAA             1,700,125
          1,750,000 Butler, Area School Dist. G.O. Bonds, Ser. B, FGIC,
                    5 1/4s, 9/15/17                                                       AAA             2,073,750
                    Canon McMillan School Dist. G.O. Bonds, FGIC
          3,200,000 zero %, 12/1/19                                                       Aaa             1,548,000
          3,230,000 zero %, 12/1/18                                                       Aaa             1,659,413
          2,000,000 zero %, 12/1/17                                                       Aaa             1,087,500
          2,165,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,281,369
                    Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
            500,000 (Jenners Pond, Inc.), 7 5/8s, 7/1/34                                  BB-/P             513,125
          1,100,000 (Chester Cnty. Hosp.), Ser. A, 6 3/4s, 7/1/31                         Baa2            1,108,250
            450,000 College Township, Indl. Dev. Auth. Rev. Bonds
                    (Nittany Valley Rehab. Hosp.), 7 5/8s, 11/1/07                        AAA/P             516,375
          1,010,000 Dauphin Cnty., G.O. Bonds, AMBAC, 5.1s, 11/15/18                      Aaa             1,109,738
          2,005,000 Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                    (Northwestern Med. Ctr.), 8 5/8s, 10/15/13                            AAA             2,323,294
          2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                    Ser. A, 6s, 1/15/25                                                   CCC/P           1,250,000
          2,800,000 Dauphin Cnty., Gen. Auth. VRDN (School Dist.
                    Pooled Fin. Project II), AMBAC, 1.30s, 9/1/32                         VMIG1           2,800,000
          1,000,000 Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                    (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24                     A3              1,313,750
                    Delaware Cnty., College Auth. Rev. Bonds
          1,000,000 (Haverford College), 5 3/4s, 11/15/25                                 AA              1,141,250
          2,585,000 (Neumann College), 5 1/8s, 10/1/11                                    BBB-            2,778,875
                    Delaware Cnty., Hosp. Auth. Rev. Bonds
                    (Crozer-Chester Med. Ctr.)
          1,000,000 6s, 12/15/20                                                          Baa2            1,011,250
          1,000,000 Ser. A, 5.3s, 12/1/27                                                 Baa2              913,750
          4,000,000 Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
                    Rev. Bonds, Ser. A, 6.1s, 7/1/13                                      BBB             4,225,000
          1,130,000 Delaware River Joint Toll Bridge Rev. Bonds,
                    5 1/4s, 7/1/20                                                        A2              1,233,113
                    Delaware Valley, Regl. Fin. Auth. Rev. Bonds
          3,000,000 Ser. B, AMBAC, 5.7s, 7/1/27                                           Aaa             3,630,000
          3,000,000 Ser. A, AMBAC, 5 1/2s, 8/1/28                                         Aaa             3,570,000
          1,000,000 Erie Cnty., Indl. Dev. Auth. Rev. Bonds, 4.9s, 11/1/09                Baa2            1,061,250
          2,000,000 Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                    (Gannon U.), Ser. D, 5.85s, 6/1/15                                    Baa2            2,042,080
          2,500,000 Erie, Swr. Auth. Rev. Bonds, Ser. B, AMBAC,
                    5 1/8s, 6/1/20                                                        Aaa             2,859,375
                    Erie-Western PA Port Auth. Rev. Bonds
            915,000 6 7/8s, 6/15/16                                                       BBB/P             966,469
          1,365,000 6 1/4s, 6/15/10                                                       BBB/P           1,489,556
          4,150,000 Harrisburg, Wtr. Auth. IFB, FGIC, 10.32s, 6/18/15                     Aaa             4,331,687
          2,000,000 Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                    (St. Joseph Med. Ctr.), 6.2s, 7/1/26                                  BBB+            1,922,500
          1,285,000 Langhorne Manor Boro, Higher Edl. & Hlth. Auth. Rev.
                    Bonds (Woods Svcs.), Radian Insd., 5.1s, 11/15/21                     AA              1,366,919
          1,500,000 Latrobe, Indl. Dev. Auth. Rev. Bonds (St. Vincent
                    College Project), 5.7s, 5/1/31                                        Baa1            1,561,875
          2,000,000 Lebanon Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Good Samaritan Hosp. Project), 6s, 11/15/35                          Baa1            2,070,000
                    Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
                    (Lehigh Valley Hosp. Hlth. Network)
          3,000,000 Ser. A, 5 1/4s, 7/1/32                                                A2              3,045,000
          1,950,000 FSA, 5 1/4s, 7/1/16                                                   Aaa             2,191,313
          5,050,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB, MBIA,
                    9.954s, 9/1/29 (acquired 6/20/95, cost $5,572,473) (RES)              AAA/P           5,851,688
                    Lehigh Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (PA Pwr. & Lt. Co.)
          3,575,000 Ser. B, MBIA, 6.4s, 9/1/29                                            Aaa             3,861,000
          3,000,000 Ser. A, MBIA, 5 1/2s, 2/15/27                                         Aaa             3,090,930
          1,310,000 Luzerne Cnty., G.O. Bonds, Ser. C, FGIC,
                    5 1/4s, 12/15/16 (FWC/WIS)                                            Aaa             1,558,900
          4,655,000 McKeesport, Area School Dist. G.O. Bonds, MBIA,
                    zero %, 10/1/18                                                       Aaa             2,408,963
            365,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2              366,402
                    Montgomery Cnty., Indl. Auth. Resource Recvy.
                    Rev. Bonds (Montenay Resource Recvy. Project),
                    Ser. A, MBIA
          2,175,000 5 1/4s, 11/1/14                                                       Aaa             2,561,063
          1,465,000 5s, 11/1/12                                                           Aaa             1,688,413
          2,300,000 New Garden, Gen. Auth. VRDN (Pooled Fin. Project I),
                    AMBAC, 1.3s, 11/1/29                                                  A-1             2,300,000
          1,400,000 New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (New Morgan Landfill Co., Inc.),
                    6 1/2s, 4/1/19                                                        BB-             1,351,000
          2,980,000 Northampton Cnty., Gen. Purpose Auth. Rev. Bonds
                    (Cnty. Agreement), AMBAC, 5s, 10/1/18                                 AAA             3,404,650
          2,000,000 Northeastern PA Hosp. & Edl. Auth. College
                    Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11                       BBB             2,045,180
          5,000,000 PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
                    6 3/4s, 9/1/19                                                        Baa2            5,337,500
          3,000,000 PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (GEHL Co. Inc. Project), Ser. F, 9s, 9/1/10                           BBB/P           3,030,180
                    PA Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds
          2,490,000 (Colver Project), Ser. D, 7.15s, 12/1/18                              BBB-            2,592,713
          1,000,000 (Colver Project), Ser. D, 7 1/8s, 12/1/15                             BBB-            1,042,500
          2,300,000 (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            2,337,375
          1,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            1,020,000
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          4,000,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           Baa2            4,685,000
          1,000,000 (Amtrak Project), Ser. A , 6 1/4s, 11/1/31                            A3                913,750
          2,000,000 PA Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds
                    (Procter & Gamble Paper Project), 5 3/8s, 3/1/31                      Aa3             2,210,000
          1,645,000 PA State Higher Ed.Assistance Agcy. Rev. Bonds
                    (Capital Acquistion), MBIA, 5s, 12/15/06                              AAA             1,844,456
          2,000,000 PA State Higher Ed. Fac. Auth. College & U. Revisions
                    Rev. Bonds (Trustees U. ), MBIA, 4 3/4s, 7/15/33                      Aaa             2,050,000
                    PA State Higher Ed. Fac. Auth. G.O. Bonds
                    (Allegheny), Ser. B
            225,000 6 1/8s, 11/1/13                                                       BBB+              231,759
          2,375,000 6 1/8s, 11/1/13, Prerefunded                                          AAA             2,471,758
                    PA State Higher Edl. Fac. Auth. Rev. Bonds
          1,750,000 (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                               A               1,859,375
          3,000,000 (Drexel U.), 5 1/2s, 5/1/12                                           A2              3,457,500
          1,485,000 (Philadelphia College of Osteopathic Med.),
                    5s, 12/1/15                                                           A               1,622,363
          1,155,000 (Philadelphia College of Osteopathic Med.),
                    5s, 12/1/10                                                           A               1,293,600
                    PA State Tpk. Comm. Rev. Bonds
          1,500,000 Ser. S, 5 1/2s, 6/1/15                                                Aa3             1,747,500
          2,230,000 AMBAC, 5s, 7/15/10                                                    Aaa             2,556,138
          1,200,000 Pennridge, School Dist. G.O. Bonds, MBIA,
                    5 1/4s, 2/15/13                                                       Aaa             1,393,500
          1,690,000 Philadelphia, Auth. for Indl. Dev. Rev. Bonds, Ser. B,
                    FSA, 5 1/4s, 10/1/11                                                  Aaa             1,973,075
                    Philadelphia, G.O. Bonds, FSA
          1,000,000 5s, 9/15/31                                                           Aaa             1,050,000
          1,065,000 3.85s, 9/15/04                                                        Aaa             1,102,275
                    Philadelphia, Gas Works Rev. Bonds
          2,550,000 Ser. 14th, FSA, 6 3/8s, 7/1/26                                        Aaa             2,610,231
          2,035,000 (Unrefunded Balance), Ser. 14th, 6 1/4s, 7/1/08                       Baa2            2,083,474
          2,600,000 Ser. 2nd, FSA, 5 1/2s, 7/1/16                                         Aaa             2,925,000
          2,000,000 Ser. 3rd, FSA, 5 1/8s, 8/1/31                                         Aaa             2,107,500
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
          2,460,756 (Graduate Hlth. Syst. Oblig. Group), 7 1/4s, 7/1/18
                    (In default) (NON)                                                    D/P                 3,076
            727,167 (Graduate Hlth. Syst. Oblig. Group), 6 5/8s, 7/1/21
                    (In default) (NON)                                                    D/P                   909
          2,000,000 (Jeanes Hlth. Syst.), 6.6s, 7/1/10                                    BBB             2,150,000
          1,585,000 (Cmnty. College of Philadelphia), AMBAC,
                    5 1/2s, 5/1/18                                                        Aaa             1,812,844
          2,220,000 Philadelphia, Indl. Dev. Auth. Arpt. Rev. Bonds
                    (Aero Philadelphia, LLC), 5 1/2s, 1/1/24                              BB/P            1,784,325
          5,150,000 Philadelphia, Indl. Dev. Auth. Rev. Bonds
                    (Gallery II Garage), 6.4s, 2/15/13                                    BBB-/P          5,240,125
          1,800,000 Philadelphia, Indl. Dev. Auth. VRDN (Fox Chase
                    Cancer Ctr.), 1.3s, 7/1/10                                            A-1+            1,800,000
                    Philadelphia, School Dist. G.O. Bonds
          3,000,000 Ser. B, FGIC, 5 5/8s, 8/1/21                                          Aaa             3,397,500
          2,000,000 Ser. C, MBIA, 5 1/2s, 3/1/24                                          Aaa             2,187,500
          4,125,000 Philadelphia, School Dist. IFB, 9.832s, 3/1/29
                    (acquired 2/1/00, cost $3,645,923) (RES)                              Aaa             5,269,688
          4,000,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds, MBIA,
                    6 1/4s, 8/1/08                                                        Aaa             4,800,000
          2,160,000 Pittsburgh, G.O. Bonds, AMBAC, 5 1/2s, 9/1/14                         Aaa             2,427,300
          1,885,000 Pittsburgh, Pub. Pkg. Auth. Rev. Bonds, AMBAC,
                    5s, 12/1/12                                                           AAA             2,174,810
                    Pittsburgh, School Dist. G.O. Bonds
          2,500,000 Ser. A, FSA, 5 1/2s, 9/1/18                                           Aaa             3,034,375
          2,890,000 Ser. A, FSA, 5 1/2s, 9/1/16                                           Aaa             3,507,738
          3,300,000 Ser. A, FSA, 5 1/2s, 9/1/15                                           Aaa             3,976,500
            895,000 FSA, 5 3/8s, 9/1/15                                                   Aaa             1,068,406
          1,500,000 Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,578,750
          1,500,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            1,582,500
          2,470,000 Trafford, School Dist. Rev. Bonds, MBIA, 6.6s, 5/1/08                 Aaa             2,643,690
          1,200,000 Washington Cnty., Hosp. Auth. Rev. Bonds
                    (Washington Hosp.), AMBAC, 5 1/2s, 7/1/17                             Aaa             1,432,500
            400,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (AHF/Centeral States Inc.), 5 1/8s, 11/1/19
                    (In default) (NON)                                                    D/P               180,000
          1,500,000 West Cornwall, Tpk. Muni. Auth. Rev. Bonds
                    (Elizabethtown College Project), 6s, 12/15/27                         BBB+            1,593,750
          1,145,000 West Shore, Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            1,196,525
          3,000,000 Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                    6 3/8s, 4/1/15                                                        Aaa             3,210,000
          2,000,000 York Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    5 1/2s, 9/1/20                                                        Baa1            2,030,000
            920,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac. Rev.
                    Bonds (Rehabilitation Hosp. of York), 7 1/2s, 9/1/07                  AAA/P           1,045,350
                                                                                                      -------------
                                                                                                        244,693,758

Puerto Rico (7.4%)
-------------------------------------------------------------------------------------------------------------------
          2,230,000 Children's Trust Fund Tobacco Settlement Rev. Bonds,
                    5 3/8s, 5/15/33                                                       A-              1,940,100
                    Cmnwlth. of PR, G.O. Bonds (Pub. Impt.)
          2,500,000 MBIA, 5 3/4s, 7/1/26                                                  Aaa             3,018,750
          2,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             2,420,000
          2,350,000 Ser. A, MBIA, 5 1/2s, 7/1/15                                          Aaa             2,843,500
          1,500,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.1s, 7/1/28                                                   VMIG1           1,500,000
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
                    FSA, 5 7/8s, 8/1/14                                                   Aaa             2,382,500
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 5s, 8/1/13                                                       Aaa             2,295,000
          1,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, XLCA,
                    5 3/8s, 7/1/17                                                        AAA             1,188,750
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                             Baa2            1,578,750
          1,000,000 PR Ports Auth. Rev. Bonds (American Airlines, Inc.),
                    Ser. A, 6 1/4s, 6/1/26                                                Caa2              380,000
                                                                                                      -------------
                                                                                                         19,547,350
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $251,765,459)                                              $264,241,108
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $264,691,344.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2003 was $11,121,376 or 4.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

(WIS) When-issued securities. (Note 1)

      The rates shown on VRDN and mandatory put bonds are the current interest rates shown at May 31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2003.

      The fund had the following industry group concentrations greater than 10% at May 31, 2003 (as a percentage of net assets):

          Health care/hospitals     18.0%
          Utilities                 10.2

      The fund had the following insurance concentrations greater than 10% at May 31, 2003 (as a percentage of net assets):

          MBIA                      17.1%
          AMBAC                     13.0
          FSA                       12.5

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2003
                        Market    Aggregate Face   Expiration     Unrealized
                        Value          Value          Date       Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)        $10,540,938    $10,484,916      Sep-03        $(56,022)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$251,765,459) (Note 1)                                                         $264,241,108
-------------------------------------------------------------------------------------------
Cash                                                                              1,106,397
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,071,665
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              123,664
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      350,473
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              5,563
-------------------------------------------------------------------------------------------
Total assets                                                                    269,898,870

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               129,211
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,443,759
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          116,490
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        328,623
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           30,030
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        21,510
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            743
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              116,683
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               20,477
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,207,526
-------------------------------------------------------------------------------------------
Net assets                                                                     $264,691,344

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $257,237,242
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (184,646)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,780,879)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       12,419,627
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $264,691,344

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($187,001,544 divided by 20,173,316 shares)                                           $9.27
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.27)*                                $9.73
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($74,249,905 divided by 8,017,761 shares)**                                           $9.26
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,439,895 divided by 370,821 shares)                                                $9.28
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.28)***                              $9.59
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2003
Interest income:                                                                $14,133,751
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,289,649
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      296,110
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,255
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,380
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               359,901
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               631,895
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                18,012
-------------------------------------------------------------------------------------------
Other                                                                               135,310
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,752,512
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (32,122)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,720,390
-------------------------------------------------------------------------------------------
Net investment income                                                            11,413,361
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  1,299,677
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (546,952)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                   9,550,644
-------------------------------------------------------------------------------------------
Net gain on investments                                                          10,303,369
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $21,716,730
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended May 31
                                                                  -------------------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $11,413,361           $11,657,084
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          752,725               675,351
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              9,550,644             2,866,764
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   21,716,730            15,199,199
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                     --               (37,803)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (16,400)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (806)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                             (8,349,404)           (8,527,646)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,966,129)           (3,204,913)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (156,442)             (159,517)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       4,043,398            17,372,319
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           14,288,153            20,624,433

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     250,403,191           229,778,758
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $184,646
and $189,822, respectively)                                          $264,691,344          $250,403,191
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.91        $8.78        $8.35        $9.12        $9.49
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .42          .44          .47          .47          .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .36          .14          .43         (.77)        (.28)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .78          .58          .90         (.30)         .18
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.45)        (.47)        (.47)        (.46)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.09)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.45)        (.47)        (.47)        (.55)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.27        $8.91        $8.78        $8.35        $9.12
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.98         6.79        11.04        (3.30)        1.91
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $187,002     $175,619     $159,363     $141,406     $179,327
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .88          .86          .87          .87          .98
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.62         4.98         5.45         5.44         4.89
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.79        12.88        13.31        14.85        14.28
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.77        $8.34        $9.11        $9.48
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .36          .39          .42          .41          .40
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .36          .14          .43         (.77)        (.28)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .72          .53          .85         (.36)         .12
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.40)        (.42)        (.41)        (.40)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.09)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.40)        (.42)        (.41)        (.49)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.26        $8.90        $8.77        $8.34        $9.11
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.29         6.10        10.33        (3.94)        1.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $74,250      $71,421      $67,541      $76,921      $98,447
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.53         1.51         1.52         1.52         1.63
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.97         4.33         4.80         4.79         4.24
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.79        12.88        13.31        14.85        14.28
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.91        $8.79        $8.36        $9.12        $9.49
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .42          .45          .44          .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .37          .13          .43         (.76)        (.28)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .76          .55          .88         (.32)         .15
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.43)        (.45)        (.44)        (.43)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.09)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.43)        (.45)        (.44)        (.52)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.28        $8.91        $8.79        $8.36        $9.12
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.78         6.34        10.70        (3.48)        1.60
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,440       $3,363       $2,874       $2,197       $3,363
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.18         1.16         1.17         1.17         1.28
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.31         4.69         5.16         5.14         4.59
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.79        12.88        13.31        14.85        14.28
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC, ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Pennsylvania tax-exempt securities with intermediate- to long-term maturities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be affected by economic and political developments in the state of Pennsylvania. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after the fund's portfolio.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended May 31, 2003, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of approximately $3,887,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $824,000    May 31, 2008
     3,063,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2003, the fund reclassified $63,790 to decrease distributions in excess of net investment income with an increase to accumulated net realized losses of $63,790.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                                  $19,132,921
Unrealized depreciation                                   (6,656,649)
                                                  ------------------
Net unrealized appreciation                               12,476,272
Undistributed tax-exempt income                              417,806
Undistributed ordinary income                                 86,188
Capital loss carryforward                                 (3,887,005)
Post-October loss                                                 --

Cost for federal income
tax purposes                                            $251,764,836

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2003, the fund's expenses were reduced by $32,122 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $655 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $27,516 and $922 from the sale of class A and class M shares, respectively, and received $109,039 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2003, Putnam Retail Management, acting as underwriter, received $5,000 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,519,604 and $53,806,158, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,080,913         $27,907,479
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               552,604           5,007,313
---------------------------------------------------------------------------
                                             3,633,517          32,914,792

Shares repurchased                          (3,176,366)        (28,722,579)
---------------------------------------------------------------------------
Net increase                                   457,151          $4,192,213
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,955,621         $35,189,105
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               546,691           4,866,421
---------------------------------------------------------------------------
                                             4,502,312          40,055,526

Shares repurchased                          (2,931,889)        (26,083,798)
---------------------------------------------------------------------------
Net increase                                 1,570,423         $13,971,728
---------------------------------------------------------------------------

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,303,023         $11,790,497
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               194,057           1,756,478
---------------------------------------------------------------------------
                                             1,497,080          13,546,975

Shares repurchased                          (1,505,316)        (13,643,783)
---------------------------------------------------------------------------
Net decrease                                    (8,236)           $(96,808)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,606,946         $14,319,683
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               210,909           1,875,755
---------------------------------------------------------------------------
                                             1,817,855          16,195,438

Shares repurchased                          (1,490,890)        (13,252,875)
---------------------------------------------------------------------------
Net increase                                   326,965          $2,942,563
---------------------------------------------------------------------------

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    165,258          $1,498,066
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                15,110             136,981
---------------------------------------------------------------------------
                                               180,368           1,635,047

Shares repurchased                            (186,832)         (1,687,054)
---------------------------------------------------------------------------
Net decrease                                    (6,464)           $(52,007)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    111,821          $1,005,307
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                16,055             142,990
---------------------------------------------------------------------------
                                               127,876           1,148,297

Shares repurchased                             (77,643)           (690,269)
---------------------------------------------------------------------------
Net increase                                    50,233            $458,028
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax-exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
--------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investment            Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President of and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a Member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a Member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis
                                                                 is also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Management and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power &
                                                                 Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc., The
                                                                 Ryland Group, Inc., and Graphic
                                                                 Packaging International Corp.,
                                                                 respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2003, there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies,
  Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and
  Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George
  Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser
  and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with        Principal Occupation(s)
Position(s) Held with Fund         the Putnam Funds              During Past 5 Years
--------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management


Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58), Vice President
--------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN054-88679  047/226/2AE  7/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003